Exhibit 99.1

FORM OF CONSULTING AGREEMENT

This CONSULTING AGREEMENT dated as of April 3, 2017 (this “Agreement”) by and between GrowGeneration Corp., a Colorado Corporation (the “Company”) and Merida Capital Partners, LP, a Maryland limited partnership (“Consultant”), with offices at 6720 Rockledge Drive, Suite 750, Bethesda, MD, 20817.

RECITALS

WHEREAS, the Company has agreed to sell up to 1,250,000 units of its securities (each, a “Unit”) in an offering (the “Offering”), in which the Consultant has indicated its intention to act as the lead investor. In connection therewith, the Company has agreed to grant the Consultant the right to appoint one director to the Company’s Board of Directors.

WHEREAS, the Company wishes to engage the Consultant to provide services to the: Company following the final closing of the Offering, and the Consultant wishes to be so engaged and to provide such services, on the terms and provisions, and subject to the conditions, set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Retention. The Company hereby retains Consultant on a non-exclusive basis to provide services of general business consulting and board oversight to the Company, and Consultant accepts such retention on the terms and conditions set forth in this Agreement_ In such capacity, Consultant shall: (a) familiarize itself, to the extent appropriate and feasible, with the business, operations, properties, financial condition, management and prospects of the Company; (b) advise the Company on matters relating to its future strategy; and (c) provide such other business consulting services upon which the parties may mutually agree (hereafter collectively referred to as the “Consulting Services”). The Company hereby acknowledges and agrees that the Consultant is not rendering legal advice or performing accounting services, is not acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws and is not effecting securities transactions for or on account of the Company. No portion of the services rendered pursuant to this Agreement shall be provided in connection with the offer or sale of securities in a capital raising transaction or for the purpose of directly or indirectly promoting or maintaining a market for the Company’s securities. The Company shall not require Consultant to perform any services inconsistent with the foregoing. The Company acknowledges and agrees that Consultant is one of multiple sources of advice obtained by the Company and is not the sole source of advice nor the final decision maker for any aspect of the Company’s operations or actions. The Company further acknowledges and agrees that the Company may or may not follow Consultant’s advice, but if the Company does follow all or part of Consultant’s advice, it shall be after independent legal or other appropriate validation and the Company takes full and sole responsibility for all decisions and actions of the Company regardless of whether or not they were related to the services provided by Consultant. The services of Consultant shall not be exclusive.

2.             Confidentiality. The Consultant agrees to keep confidential all of the Company’s trade secrets relating to the Company’s pricing, products, planning, marketing strategies, ideas. know-how, customers, suppliers, sales estimates, business plans, client lists, profit margins. media lists, databases, formulas and any other information and to not disclose any of same to any party.

3.            Compensation. As consideration for the Consulting Services, during the Term of this Agreement, the Company shall pay to the Consultant (a) a cash fee of $60,000 per annum, payable quarterly; (b) 80,000 shares of the Company’s Common Stock; and (c) 5-year warrants to purchase 150,000 shares of the Company’s common stock at a price of $2.75 per share, with customary terms of the warrants determined by the Company.

4.            Term. This Agreement shall have a term of three (3) years commencing on April 3, 2017 (the “Effective Date”). This Agreement may be terminated prior to the expiration of the Term pursuant to mutual consent of the Company and the Consultant.

5.            Board Seat. Within thirty (30) business days of the Effective Date, the Board of Directors of the Company (the “Board”) shall appoint Peter Rosenberg to the Board as the initial designee of the Consultant. During the Term of this Agreement, the Board shall nominate Peter Rosenberg or such other individual designated by the Consultant for election as a director of the Company at all meetings of stockholders held for the purpose of electing directors. Any Director appointed to the Board by the Consultant shall (i) receive all D&0 and indemnification protections and agreements provided to the other members of the Board, and (ii) be paid the same salary as other directors (for director’s duties performed) and shall participate in all bonus programs granted to the Board.

6.            Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the State of Colorado. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the courts in the State of Colorado for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts in the State of Colorado, or such courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney fees and other costs and expenses incurred in the investigntion, preparation and prosecution of such action or proceeding.

7.            Counterparts. This Agreement may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed to be an original instrument, but all of which taken together shall constitute one and the same agreement. Facsimile signatures shall be deemed to be original signatures for all purposes.

8.            Independent Contractor. The Consultant is an independent contractor of the Company. Nothing contained herein shall be construed to create any association, partnership, joint venture, employee, or agency relationship between the Consultant and the Company for any purpose.

9.            Covenant of the Consultant. The Consultant covenants that it shall perform the services hereunder in compliance with all applicable federal, state. and local laws and regulations.

10.          Assignment. The Consultant may not assign any rights, or delegate or subcontract any obligations, under this Agreement without the Company’s prior written consent.

11.          Entire Agreement. This Agreement incorporates the entire understanding of the parties regarding the subject matter hereof and supersedes all previous agreements or understandings regarding the same, whether written or oral.

12.          Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason. be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by lam_ such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

13.          Amendment. This Agreement may not be amended, and no portion hereof may be waived, except in a writing duly executed by both parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written:

GrowGeneration Corp.

By:
Name:	Darren Lampert
Title:	Chief Executive Officer

Merida Capital Partners, LP

By:
Name:	Mitchell Baruchowitz
Title:	Managing Partner